UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 15, 2008

TAYLOR DEVICES, INC.
(Exact name of registrant as specified in its charter)

New York	0-3498	16-0797789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

90 Taylor Drive	North Tonawanda, New York	14120-0748
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(716) 694-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 -- Corporate Governance and Management

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

             (a)  At a meeting held on September 15, 2008, the Board of Directors of the Registrant approved a Certificate of Amendment of the Certificate of Incorporation (the "Amendment"), and an amendment to the By-laws.  Both instruments are attached to this Report as Exhibits 3(i) and 3(ii), respectively.  The Amendment is part of a new Rights Agreement entered into between the Registrant and Regan & Associates, Inc., as Rights Agent, dated as of October 5, 2008 (the "Rights Agreement").

            The Amendment eliminates an earlier series of the Registrant's preferred shares in series, none of which had been issued, and re-designates the series as "Series 2008 Junior Participating Preferred Stock" (the "Series 2008 Stock").  The Series 2008 Stock will be issued only if certain triggering events, as described in the Rights Agreement, occur.  The Amendment became effective upon filing with the New York State Department of State on September 16, 2008.

            The By-law amendment adds a new Section 14 to Article I of the Registrant's By-laws. Section 14 provides that if a beneficial owner of shares of the Registrant is obligated to report such ownership under Section 13(d) or 13(g) of the Securities and Exchange Act of 1934 and the applicable rules of the Securities and Exchange Commission, but has not done so, then the acquired shares will not be voted at a shareholders meeting until 10 calendar days after the beneficial owner files the report.  The By-law amendment is effective as of September 15, 2008.

Section 8 -- Other Events

Item 8.01.  Other Events.

            The Board of Directors also approved the Rights Agreement on September 15, 2008. Under the Rights Agreement, each share of the Registrant's common stock will be accompanied by one Right to purchase, upon the occurrence of certain events described in the Rights Agreement, 1/2000th of one share of Series 2008 Stock.  The Board also declared a dividend of one Right per share of the Registrant's common stock to be paid on October 3, 2008 to shareholders of record of common stock issued and outstanding at the close of business on that date.  The Rights Agreement, together with other exhibits, including the Amendment, will be filed by the Registrant as an exhibit to a Registration Statement on Form 8-A , subsequent to the filing of this Report.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

            (d) Exhibits

          Exhibit No.                             Description

3(i)	Certificate of Amendment of Certificate of Incorporation filed by the Secretary of State of the State of New York with the New York State Department of State on September 16, 2008.
3(ii)	Amendment to By-laws adopted September 15, 2008.
99	Press Release dated September 18, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAYLOR DEVICES, INC.
(Registrant)
Date: September 18, 2008	By:	/s/Douglas P. Taylor
Douglas P. Taylor, President and Chief Executive Officer